UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2014

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-05555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective March 23, 2014, John S. Gulas resigned as a director of Farmers National Banc Corp. (the “Company”), as part of the terms and conditions of a separation agreement with the Company (the “Separation Agreement”), entered into effective March 23, 2014 (“Effective Date”) in connection with the termination of his employment and his former duties as President and Chief Executive Officer of the Company, as previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2013. The terms of Mr. Gulas’ separation are set forth in the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein. The Separation Agreement supercedes Mr. Gulas’ Amended and Restated Employment Agreement dated December 30, 2011 (“Employment Agreement”), a copy of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2012, although the economic terms of the Separation Agreement are consistent with the terms previously contained in the Employment Agreement, and were fully accrued as reported in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2013 as filed on November 7, 2013. The following is a summary description of the terms and amounts payable under the Separation Agreement, which description is qualified in its entirety by reference to the full text of the Separation Agreement.

The Company agreed to pay Mr. Gulas $152,182.08, representing six months of annual salary from the date of termination through May 5, 2014, 60 equal semi-monthly installments of $12,681.83, and $65,406.00, representing unused paid time off and an amount remaining to be paid with respect to Mr. Gulas’ participation in the Company’s 2012 Cash Incentive Plan. Although Mr. Gulas was eligible to participate in the Company’s 2013 Cash Incentive Plan, no payments were due to Mr. Gulas under such plan.

Mr. Gulas agreed that he will comply with the terms of restrictive covenants of non-competition and non-solicitation formerly contained in the Employment Agreement, including a non-competition restriction for 12 months after termination, a non-solicitation of customers restriction for 12 months after termination, and a non-solicitation of employees restriction for 24 months after termination.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

10.1	Separation Agreement by and between Farmers National Banc Corp. and John S. Gulas (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Carl D. Culp
Carl D. Culp
Executive Vice President, Chief Financial Officer and Treasurer

Date: March 27, 2013